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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported):  September 24, 2001
                                                        ------------------


                                 GENUITY INC.
                               ----------------
              (Exact Name of Registrant as Specified in Charter)


       DELAWARE                       000-30837            74-2864824
       --------                       ---------            ----------
(State or Other Jurisdiction   (Commission File Number)  (I.R.S. Employer
   of Incorporation)                                       Identification No.)


225 Presidential Way, Woburn, MA                            01801
--------------------------------                            -----
                                                          (Zip Code)
(Address of Principal Executive Offices)


      Registrant's Telephone Number, including Area Code:  (781) 865-2000
                                                           --------------


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                           This is Page 1 of 4 Pages.
                        Exhibit Index appears on Page 4.
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ITEM 5.  OTHER EVENTS

Genuity Inc., a Delaware corporation ("Genuity"), amended and restated its $2,000,000,000 Five-Year Credit Agreement (the "Credit Agreement") dated as of September 5, 2000, among Genuity, The Chase Manhattan Bank, as administrative agent for the lenders, Chase Securities, Inc., as arranger, Citibank, N.A., as syndication agent, Credit Suisse First Boston and Deutsche Bank AG, as co-documentation agents, and the banks, financial institutions and other institutional lenders listed therein. As amended and restated, the Credit Agreement is referred to herein as the Amended and Restated Credit Agreement. A copy of the Amended and Restated Credit Agreement is attached as Exhibit 10.1 to this Form 8-K.

On October 1, 2001, Genuity announced that it recently raised $1.15 billion through the placement of four-year floating rate notes and that it amended its credit agreement with Verizon Communications. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits.
          ---------

          10.1 Amended and Restated Credit Agreement dated as of September 24, 2001, among Genuity Inc., as borrower, The Chase Manhattan Bank, as administrative agent, J.P. Morgan Securities Inc., as arranger, Citibank, N.A., as syndication agent, Credit Suisse First Boston and Deutsche Bank AG, as co-documentation agents, and the banks, financial institutions and other institutional lenders listed therein.

          99.1  Press Release dated October 1, 2001 of Genuity Inc.


                                       2
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              GENUITY INC.


                              By: /s/ Daniel P. O'Brien
                                  -----------------------------------
                                  Name:  Daniel P. O'Brien
                                  Title: Executive Vice President and
                                         Chief Financial Officer


Date:  October 1, 2001

                                       3
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                                 EXHIBIT INDEX

Exhibit No.                 Description of Exhibits                      Page
-----------                 -----------------------                      ----
   10.1         Amended and Restated Credit Agreement, dated as of
                September 24, 2001 among Genuity Inc., as borrower,
                The Chase Manhattan Bank, as administrative agent,
                J.P. Morgan Securities Inc., as arranger, Citibank,
                N.A., as syndication agent, Credit Suisse First
                Boston and Deutsche Bank AG, as co-documentation agents, and the banks, financial institutions and other institutional lenders listed therein

   99.1         Press Release dated October 1, 2001 of Genuity Inc.

                                    4